Inventories	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Inventories

9. INVENTORIES
Inventories consist of:

	December 31, 2017	December 31, 2016
Concentrate inventory	$11,582	$12,891
Stockpile ore (1)	16,209	31,964
Heap leach inventory and in process (2)	108,509	109,705
Doré and finished inventory (3)	35,054	36,864
Materials and supplies	47,361	45,905
	$218,715	$237,329

(1)	Includes an impairment charge of $10.0 million to reduce the cost basis of inventory to NRV at Manantial Espejo mine (December 31, 2016 – $6.0 million at Manantial Espejo and Dolores mines).

(2)	Includes an impairment charge of $10.3 million to reduce the cost basis of inventory to NRV at Manantial Espejo and Dolores mines (December 31, 2016 - $1.5 million at Manantial Espejo mine).

(3)
Includes an impairment charge of $2.9 million to reduce the cost basis of inventory to NRV at Manantial Espejo mine at December 31, 2017. (December 31, 2016 - $3.4 million at Manantial Espejo and Alamo Dorado mines).

Production costs, including depreciation and amortization, and royalties for the year ended December 31, 2017 were $648.1 million (2016 - $575.9 million). Production costs represent cost of inventories sold during the year. During 2017 a $12.3 million (2016 - $42.8 million net realizable value recovery) net realizable value loss was recognized, primarily driven by decreased metal prices, and included in production costs (Note 21). Inventories held at net realizable value amounted to $125.5 million (2016 - $48.2 million).
A portion of the Stockpile ore amounting to $9.5 million (2016 - $18.4 million) and a portion of the heap leach inventory amounting to $74.3 million (2016 - $65.2 million) are expected to be recovered or settled after more than twelve months.